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                                                                    EXHIBIT 24.1

                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David E. Creamer, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as director and/or officer of GMAC Commercial Mortgage Securities, Inc. (the "Company")) to sign any or all amendments (including post-effective amendments) to the Registration Statement on Form S-3, as filed by the Company on or about July 31, 2003, any registration statement for additional Asset-Backed Securities that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 and any or all other documents in connection therewith, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as might or could be done in person, hereby ratifying and confirming said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


               SIGNATURE                                 TITLE                                  DATE
               ---------                                 -----                                  ----
/s/ David E. Creamer                     Director and President                             July 31, 2003
------------------------------------     (Chief Executive Officer)
David E. Creamer


/s/ Wayne D. Hoch                        Chief Financial Officer                            July 31, 2003
---------------------------              Controller and Vice President
Wayne D. Hoch                            (Chief Financial Officer and
                                         Chief Accounting Officer)


/s/ Charles E. Dunleavy, Jr.             Director                                           July 31, 2003
------------------------------------
Charles E. Dunleavy, Jr.


/s/ David C. Walker                      Director                                           July 31, 2003
------------------------------------
David C. Walker


/s/ Charles J. Pringle                   Director                                           July 31, 2003
------------------------------------
Charles J. Pringle


/s/ Donald J Puglisi                     Director                                           July 31, 2003
------------------------------------
Donald J. Puglisi